SHARE BASED COMPENSATION	12 Months Ended
Dec. 31, 2012
SHARE BASED COMPENSATION [Abstract]
SHARE BASED COMPENSATION
NOTE 14 — SHARE BASED COMPENSATION

We maintain share based payment plans that include a non-employee director stock purchase plan and a long-term incentive plan that permits the issuance of share based compensation, including stock options and non-vested share awards. The long-term incentive plan, which is shareholder approved, permits the grant of additional share based awards for up to 0.1 million shares of common stock as of December 31, 2012. The non-employee director stock purchase plan permits the grant of additional share based payments for up to 0.3 million shares of common stock as of December 31, 2012. Share based awards and payments are measured at fair value at the date of grant and are expensed over the requisite service period. Common shares issued upon exercise of stock options come from currently authorized but unissued shares.

During the first quarter of 2012 our president's annual salary was increased by $0.03 million, effective January 1, 2012. One half of this increase is currently being paid in the form of common stock (also referred to as "salary stock"). During the first quarter of 2011, pursuant to a management transition plan, our chief executive officer's annual salary was increased by $0.2 million effective January 1, 2011 through December 31, 2012. This increase was paid entirely in the form of salary stock. These shares were issued each pay period and vested immediately.

During the third quarter of 2012, we issued 0.22 million restricted stock units to six of our executive officers. These restricted stock units do not vest for a minimum of three years and until we repay in full our obligations related to the Troubled Asset Relief Program ("TARP"). During the first quarter of 2011, we issued 0.14 million restricted stock units to five of our executive officers. These restricted stock units do not vest for a minimum of two years and until we repay in full our obligations related to the TARP.

During 2012 and 2011, pursuant to our performance-based compensation plans we granted 0.1 million stock options in each period to certain officers, none of whom is a named executive officer. The stock options have an exercise price equal to the market value on the date of grant, vest ratably over a three year period and expire 10 years from date of grant. We use the Black Scholes option pricing model to measure compensation cost for stock options. We also estimate expected forfeitures over the vesting period.
Beginning in the second quarter of 2011 our directors elected to receive their quarterly cash retainer fees for the balance of 2011 and 2012 in the form of common stock (either on a current basis or on a deferred basis pursuant to the non-employee director stock purchase plan referenced above). Shares equal in value to each director's quarterly cash retainer were issued each quarter and vested immediately. We have issued 0.21 million shares and 0.14 million shares to directors during 2012 and 2011, respectively and expensed their value during those same periods.

During the first quarter of 2010, we completed a stock option exchange program under which eligible employees were able to exchange certain stock options for a lesser amount of new stock options. Pursuant to this stock option exchange program, 0.05 million stock options were exchanged for 0.01 million new stock options. The new stock options granted have an exercise price equal to the market value on the date of grant, generally vest over a one year period and have the same expiration dates as the options exchanged which ranged from 1.2 years to 7.2 years. The new options had a value substantially equal to the value of the options exchanged.

We use the Black-Scholes option pricing model to measure compensation cost for stock options and use the market value of the common stock on the date of grant to measure compensation cost for non-vested share awards. We also estimate expected forfeitures over the vesting period.

Total compensation expense recognized for stock option grants, non-vested common stock grants, restricted stock unit grants and salary stock was $0.4 million, $0.9 million and $0.5 million in 2012, 2011 and 2010, respectively. The corresponding tax benefit relating to this expense was zero for each period. Total expense recognized for non-employee director share based payments was $0.4 million in 2012 and $0.3 million in 2011. The corresponding tax benefit relating to this expense was zero for each period. No expense was incurred for non-employee director share based payments in 2010.

A summary of outstanding stock option grants and related transactions follows:

			Weighted-
			Average
		Average	Remaining	Aggregated
	Number of	Exercise	Contractual	Intrinsic
	Shares	Price	Term (Years)	Value
				(In thousands)
Outstanding at January 1, 2012	180,862	$7.98
Granted	116,900	2.73
Exercised	(2,335)	1.92
Forfeited	(13,999)	1.92
Expired	(5,495)	90.66
Outstanding at December 31, 2012	275,933	$4.46	8.36	$284

Vested and expected to vest at December 31, 2012	257,602	$4.60	8.29	$266
Exercisable at December 31, 2012	83,477	$9.20	6.40	$74

A summary of outstanding non-vested stock and related transactions follows:

		Weighted-
		Average
	Number of	Grant Date
	Shares	Fair Value
Outstanding at January 1, 2012	165,045	$17.90
Granted	221,147	2.78
Vested	(6,214)	141.85
Forfeited	(4,562)	78.23
Outstanding at December 31, 2012	375,416	$6.21

A summary of the weighted-average assumptions used in the Black-Scholes option pricing model for grants of stock options follows:

	2012	2011	2010
Expected dividend yield	0.74%	1.04%	0.33%
Risk-free interest rate	0.88	1.91	2.10
Expected life (in years)	6.00	6.00	4.60
Expected volatility	100.01%	94.72%	91.77%
Per share weighted-average grant date fair value	$2.04	$1.37	$4.97

The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant. The expected life was obtained using a simplified method that, in general, averaged the vesting term and original contractual term of the stock option. This method was used as relevant historical data of actual exercise activity was not available. The expected volatility was based on historical volatility of our common stock.

At December 31, 2012, the total expected compensation cost related to non vested stock options, restricted stock and restricted stock units not yet recognized was $1.2 million. The weighted-average period over which this amount will be recognized is 2.7 years.

Certain information regarding options exercised during the periods ending December 31 follows:

	2012	2011	2010
	(In thousands)
Intrinsic value	$3	$-	$-
Cash proceeds received	$4	$-	$-
Tax benefit realized	$-	$-	$-